Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D, SEC File No. 811-21176 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Large Cap Growth Fund Inc.	811-06730
Income Fund of America	811-01880
Davis New York Venture Fund Inc.	811-01701
Putnam Investment Funds	811-07237

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Financial Life Insurance Company